495 P-1


                       SUPPLEMENT DATED DECEMBER 10, 2007
                    TO THE PROSPECTUS DATED DECEMBER 1, 2007
                   OF FRANKLIN GLOBAL REAL ESTATE FUND (FUND)
                        A SERIES OF FRANKLIN GLOBAL TRUST

The Fund's prospectus is amended by replacing the portfolio management line-up in the "Management" section on page 11 with the following:

The Fund is managed by a team of dedicated professionals focused on investments in the global real estate securities market. The portfolio managers of the team are as follows:

JACK FOSTER
SENIOR VICE PRESIDENT OF FT INSTITUTIONAL

Mr. Foster has been a manager of the Fund since May 2007. He joined Franklin Templeton Investments in 1987.

BORIS E. PIALLOUX CFA(R)(1)
PORTFOLIO MANAGER OF FT INSTITUTIONAL

Mr. Pialloux has been a manager of the Fund since October 2007. He joined Franklin Templeton Investments in 2006. Mr. Pialloux was an equity analyst with Deutsche Asset Management/Scudder, and has held business development and marketing positions with Mitchell Hutchins (UBS Paine Weber) Weiss, Peck & Greer (Robeco Group), and Societe Generale Asset Management for at least the prior four years.

DAVID LEVY
PORTFOLIO MANAGER OF FT INSTITUTIONAL

David Levy has been a manager of the Fund since December 2007. Prior to joining Franklin Templeton Investments in December 2007, Mr. Levy spent over 16 years at New York Life Investment Management where, since 1997, he was a portfolio manager for New York Life's REIT portfolios.

The portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.